Exhibit 99.1

Ping Identity Reports Fourth Quarter and Fiscal Year 2019 Results, Provides Outlook for 2020

•	ARR was $224.9 million, up 23% from the prior year period
•	Fourth quarter total revenue was $68.2 million, of which 94% was subscription revenue
•	Now have 38 customers spending greater than $1.0M in ARR, representing 52% year-over-year growth

DENVER – March 4, 2020 –  Ping Identity Holding Corp. (“Ping Identity,” or the “Company”) (NYSE: PING), the Intelligent Identity solution for the enterprise, today announced its financial results for the quarter and year ended December 31, 2019.

“We are pleased with our fourth quarter results, and continued momentum with large enterprise customers deepening their adoption of Ping Identity’s Intelligent Identity Platform. Our unmatched deployment flexibility and experience partnering with customers to solve mission critical challenges remains a key differentiator in why enterprises choose to partner with us,” said Andre Durand, Ping Identity’s founder and Chief Executive Officer.

“Since our Initial Public Offering in September, Ping Identity has successfully deployed solution enhancements across our portfolio, landed additional Fortune 1000 customers, bolstered our leadership teams in sales and marketing, and benefited from the additional public markets exposure to further the reach of our brand. We are excited to continue to partner with enterprises as they undergo their modernization, cloud transformation, and identity security initiatives,” Durand concluded.

Financial Highlights for the Fourth Quarter and Full Fiscal Year of 2019

ARR: Ending ARR at December 31, 2019 was $224.9 million and represented a 23% increase compared to the same period last year. Ping Identity defines ARR as the annualized value of all subscription contracts as of the end of the period.

Revenue: Total revenue for the fourth quarter of 2019 was $68.2 million, an increase of 15% year-over-year. Subscription revenue was $64.0 million, an increase of 14% year-over-year. Total revenue for fiscal 2019 was $242.9 million, an increase of 21% year-over-year.

Cash Flow: Net cash provided by operating activities was $5.8 million in the year ended December 31, 2019 compared to $22.9 million in the year ended December 31, 2018. Unlevered Free Cash Flow usage was $1.2 million for the year ended December 31, 2019, inclusive of contingent deal consideration in the amount of $4.9 million, compared to an inflow of $26.7 million in the year ended December 31, 2018.

Dollar-Based Net Retention Rate: For the period ended December 31, 2019, Ping Identity’s dollar-based net retention was 115%.

Please refer to the section titled “Use of Non-GAAP Financial Information” and the tables within this press release which contain explanations and reconciliations of the Company’s non-GAAP financial measures.

Recent Business Highlights

•

Secured a new Fortune 500 telecommunications customer for customer identity and single sign-on. The customer intends to deploy the Ping platform in Amazon Web Services for maximum customization and control.

•

Continued to see positive proof points with PingIntelligence, closing a deal with an existing Fortune 100 financial services customer for over $250,000 in ARR and starting several large pilots with Fortune 1000 enterprises.

•	Ended the year with 1,361 customers, of which 38 spend over $1.0 million in ARR, representing a 52% year-over-year growth rate in that cohort of customers.
•

Refinanced existing term loan with a $150.0 million revolving credit facility. At December 31, 2019, the Company had $52.2 million outstanding under the credit facility. As a result of the refinancing, Ping Identity expects to see a 250 basis point annualized interest rate improvement.

“We delivered another strong quarter as enterprises continue to rely on Ping Identity to provide comprehensive Intelligent Identity solutions that secure and transform their business,” stated Raj Dani, Chief Financial Officer of Ping Identity. Total ARR grew 23% versus the prior year period, which we believe provides the best representation of the underlying health of the business. We’ve continued to responsibly manage this growth and investment in innovation with profitability that has resulted in an improvement from a net loss of $2.1 million in the fourth quarter of 2018 to net income of $2.2 million this quarter. Our Adjusted EBITDA margin was 18% for the quarter and 21% for the year. Our 38 customers with over $1.0 million in ARR is a testament to the performance, durability, and mission critical nature of our solutions within the most strategic areas of our large enterprise customers.”

Financial Outlook

Ping Identity provides the following expected financial guidance for the quarter ending March 31, 2020 and the fiscal year ending December 31, 2020:

•	Quarter Ending March 31, 2020:

Total ARR of $228.5 million to $230.5 million

Total Revenue of $60.5 million to $62.5 million

Unlevered Free Cash Flow of $6.0 million to $8.0 million

•	Year Ending December 31, 2020:

Total ARR of $263.5 million to $267.5 million

Total Revenue of $263.0 million to $273.0 million

Unlevered Free Cash Flow of $5.0 million to $9.0 million

Conference Call Details

In conjunction with this announcement, Ping Identity will host a conference call today, March 4, 2020, at 5:00 p.m. Eastern Time to discuss its financial results. To access this call, dial 844.583.4551 (domestic) or 825.312.2270 (international) and reference conference ID 4168129 to the operator. A live webcast as well as the replay of the conference call will be available on the Investor Relations page of the Company’s website at investor.pingidentity.com. A replay of this conference call can also be accessed by dialing 800.585.8367 (domestic) or 416.621.4642 (international) until March 11, 2020. The replay passcode is 4168129.

Use of Non-GAAP Financial Information

In addition to Ping Identity’s results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company believes the following non-GAAP measures presented in this press release and discussed on the related teleconference call are useful in evaluating its operating performance: Non-GAAP gross profit, Non-GAAP operating expenses, Non-GAAP net income, Non-GAAP net income per share, Unlevered Free Cash Flow, and Adjusted EBITDA. Certain of these non-GAAP measures exclude stock-based compensation, depreciation and amortization expense, loss on extinguishment of debt and acquisition-related expenses. Ping

Identity believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Forward-Looking Statements

In addition to historical consolidated financial information, certain statements in this press release and on the related teleconference call may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements other than statements of historical fact included in this press release and on the related teleconference call are forward-looking statements. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements Ping Identity makes relating to its estimated and projected costs, expenditures, cash flows, growth rates and financial results or its plans and objectives for future operations, growth initiatives, or strategies are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company expected. Specific factors that could cause such a difference include, but are not limited to, those disclosed previously in the Company’s other filings with the SEC which include, but are not limited to: our ability to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences; our ability to enhance and deploy our cloud-based offerings while continuing to effectively offer our on-premise offerings; our ability to maintain or improve our competitive position; the impact on our business of a network or data security incident or unauthorized access to our network or data or our customers’ data; the effects on our business if we are unable to acquire new customers, if our customers do not renew their arrangements with us, or if we are unable to expand sales to our existing customers or develop new solutions or solution packages that achieve market acceptance; our ability to manage our growth effectively, execute our business plan, maintain high levels of service and customer satisfaction or adequately address competitive challenges; our dependence on our senior management team and other key employees; our ability to enhance and expand our sales and marketing capabilities; our ability to attract and retain highly qualified personnel to execute our growth plan; the risks associated with interruptions or performance problems of our technology, infrastructure and service providers; our dependence on Amazon Web Services cloud infrastructure services; the impact of data privacy concerns, evolving regulations of cloud computing, cross-border data transfer restrictions and other domestic and foreign laws and regulations; the impact of volatility in quarterly operating results; the risks associated with our revenue recognition policy and other factors may distort our financial results in any given period; the effects on our customer base and business if we are unable to enhance our brand cost-effectively; our ability to comply with anti-corruption, anti-bribery and similar laws; our ability to comply with governmental export and import controls and economic sanctions laws; our ability to comply with HIPAA; the potential adverse impact of legal proceedings; the impact of our frequently long and unpredictable sales cycle; our ability to identify suitable acquisition targets or otherwise successfully implement our growth strategy; the impact of a change in our pricing model; our ability to meet service level commitments under our customer contracts; the impact on our business and reputation if we are unable to provide high-quality customer support; our dependence on strategic relationships with third parties; the impact of adverse general and industry-specific economic and market conditions and reductions in IT and identity spending; the ability of our platform, solutions and solution packages to interoperate with our customers’ existing or future IT infrastructures; our dependence on adequate research and development resources and our ability to successfully complete acquisitions; our dependence on the integrity and scalability of our systems and infrastructures; our reliance on software and services from other parties; the impact of real or perceived errors, failures, vulnerabilities or bugs in our solutions; our ability to protect our proprietary rights; the impact on our business if we are subject to infringement claim or a claim that results in a significant damage award; the risks associated with our use of open source software in our solutions, solution packages and subscriptions; our reliance on SaaS vendors to operate certain functions of our business; the risks associated with indemnity provisions in our agreements; the risks associated with liability claims if we breach our contracts; the impact of the failure by our customers to pay us in accordance with the terms of their agreements; our ability to expand the sales of our solutions and solution packages to customers located outside of the United States; the risks associated with exposure to foreign currency fluctuations; the impact of Brexit; the impact of potentially adverse tax consequences associated with our international operations; the impact of changes in tax laws or regulations; the impact of the Tax Act; our ability to maintain our corporate culture; our ability to develop and maintain proper and effective internal control over financial reporting; our management team’s limited experience managing a public company; the risks associated with having operations and employees located in Israel; the risks associated with doing business with governmental entities; the impact of catastrophic events on our business; and the impact of the emerging Coronavirus outbreak. Given these factors, as well as other variables that may affect Ping Identity’s operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and on the related teleconference call relate only to events as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

About Ping Identity

Ping Identity is the Intelligent Identity solution for the enterprise. We enable companies to achieve Zero Trust identity-defined security and more personalized, streamlined user experiences. The Ping Intelligent Identity™ platform provides customers, workforce, and partners with access to cloud, mobile, SaaS and on-premises applications across the hybrid enterprise. Over half of the Fortune 100 choose us for our identity expertise, open standards, and partnerships with companies including Microsoft and Amazon. We provide flexible identity solutions that accelerate digital business initiatives, delight customers, and secure the enterprise through multi-factor authentication, single sign-on, access management, intelligent API security, directory, and data governance capabilities. For more information, visit www.pingidentity.com.

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenue:
Subscription	$63,958	$55,934	$225,345	$184,991
Professional services and other	4,277	3,559	17,553	16,571
Total revenue	68,235	59,493	242,898	201,562
Cost of revenue:
Subscription (exclusive of amortization shown below)(1)	7,216	4,727	24,044	17,512
Professional services and other (exclusive of amortization shown below)(1)	4,320	3,519	15,322	12,703
Amortization expense	4,357	3,783	16,338	14,396
Total cost of revenue	15,893	12,029	55,704	44,611
Gross profit	52,342	47,464	187,194	156,951
Operating expenses:
Sales and marketing(1)	23,736	18,329	78,889	60,140
Research and development(1)	12,422	10,202	46,016	36,229
General and administrative(1)	11,561	8,865	38,293	28,355
Depreciation and amortization	4,305	4,009	16,639	16,341
Total operating expenses	52,024	41,405	179,837	141,065
Income from operations	318	6,059	7,357	15,886
Other income (expense):
Interest expense	(847)	(4,087)	(12,914)	(15,837)
Loss on extinguishment of debt	(1,382)	—	(4,532)	(9,785)
Other income (expense), net	1,130	708	363	(335)
Total other income (expense)	(1,099)	(3,379)	(17,083)	(25,957)
Income (loss) before income taxes	(781)	2,680	(9,726)	(10,071)
Benefit (provision) for income taxes	2,995	(4,749)	8,222	(3,375)
Net income (loss)	$2,214	$(2,069)	$(1,504)	$(13,446)
Net income (loss) per share:
Basic	0.03	(0.03)	(0.02)	(0.21)
Diluted	0.03	(0.03)	(0.02)	(0.21)
Weighted-average shares used in computing net income (loss) per share:
Basic	79,205	65,001	68,906	65,002
Diluted	81,132	65,001	68,906	65,002

______________________________________

(1) Includes stock-based compensation as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Subscription cost of revenue	$141	$—	$141	$—
Professional services and other cost of revenue	80	—	80	—
Sales and marketing	714	191	1,407	726
Research and development	706	158	1,364	342
General and administrative	894	515	3,340	1,780
Total	$2,535	$864	$6,332	$2,848

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	December 31,	December 31,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$67,637	$83,499
Accounts receivable, net of allowances of $873 and $455	67,642	50,108
Contract assets, current	70,031	53,435
Deferred commissions, current	5,814	3,746
Prepaid expenses	12,768	8,508
Other current assets	3,774	2,136
Total current assets	227,666	201,432
Noncurrent assets:
Property and equipment, net	11,183	5,630
Goodwill	417,696	417,696
Intangible assets, net	187,868	207,043
Contract assets, noncurrent	15,979	14,033
Deferred commissions, noncurrent	7,856	7,287
Deferred income taxes, net	2,755	1,829
Other noncurrent assets	1,808	2,073
Total noncurrent assets	645,145	655,591
Total assets	$872,811	$857,023
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,118	$1,766
Accrued expenses and other current liabilities	9,302	7,906
Accrued compensation	18,126	18,394
Deferred revenue, current	45,446	31,493
Current portion of long-term debt	—	2,500
Total current liabilities	73,992	62,059
Noncurrent liabilities:
Deferred revenue, noncurrent	2,061	3,874
Long-term debt, net of current portion	50,941	241,051
Deferred income taxes, net	30,571	39,112
Other liabilities, noncurrent	4,775	1,822
Total noncurrent liabilities	88,348	285,859
Total liabilities	162,340	347,918
Commitments and contingencies
Stockholders' equity:
Preferred stock	—	—
Common stock	80	65
Additional paid-in capital	718,446	515,979
Accumulated other comprehensive income (loss)	(399)	(787)
Retained earnings (accumulated deficit)	(7,656)	(6,152)
Total stockholders' equity	710,471	509,105
Total liabilities and stockholders' equity	$872,811	$857,023

PING IDENTITY HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Year Ended December 31,
	2019	2018
Cash flows from operating activities
Net loss	$(1,504)	$(13,446)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on extinguishment of debt	4,532	9,785
Depreciation and amortization	32,977	30,737
Stock-based compensation expense	6,332	2,848
Amortization of deferred commissions	6,423	5,302
Amortization of deferred debt issuance costs	679	889
Deferred taxes	(9,379)	3,073
Other	166	(440)
Changes in operating assets and liabilities:
Accounts receivable	(18,046)	(1,465)
Contract assets	(18,542)	(6,806)
Deferred commissions	(9,060)	(9,981)
Prepaid expenses and other current assets	(6,586)	(5,770)
Other assets	373	(763)
Accounts payable	(624)	298
Accrued compensation	(404)	6,070
Accrued expenses and other	6,318	1,113
Deferred revenue	12,140	1,442
Net cash provided by operating activities	5,795	22,886
Cash flows from investing activities
Purchases of property and equipment and other	(8,696)	(3,437)
Capitalized software development costs	(10,460)	(6,310)
Acquisition of Elastic Beam, net of cash acquired of $0	—	(17,414)
Other investing activities	(600)	500
Net cash used in investing activities	(19,756)	(26,661)
Cash flows from financing activities
Payment of Elastic Beam contingent consideration	(1,136)	—
Proceeds from initial public offering, net of underwriting discounts and commissions	200,531	—
Payment of deferred offering costs	(5,164)	(493)
Proceeds from stock option exercises	1,571	—
Repurchase of common stock	—	(76)
Proceeds from long-term debt	52,177	250,000
Issuance costs of long-term debt	(1,249)	(5,994)
Payment of long-term debt	(248,750)	(171,250)
Payment of debt extinguishment costs	—	(5,085)
Net cash provided by (used in) financing activities	(2,020)	67,102
Effect of exchange rates on cash and cash equivalents and restricted cash	224	(653)
Net increase (decrease) in cash and cash equivalents and restricted cash	(15,757)	62,674
Cash and cash equivalents and restricted cash
Beginning of period	84,143	21,469
End of period	$68,386	$84,143

PING IDENTITY HOLDING CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL DATA
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Gross profit	$52,342	$47,464	$187,194	$156,951
Amortization expense	4,357	3,783	16,338	14,396
Stock-based compensation	221	—	221	—
Non-GAAP Gross Profit	$56,920	$51,247	$203,753	$171,347
Non-GAAP Gross Profit Margin	83%	86%	84%	85%

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Total operating expenses	$52,024	$41,405	$179,837	$141,065
Stock-based compensation	(2,314)	(864)	(6,111)	(2,848)
Acquisition related expenses	(522)	(1,738)	(3,321)	(6,666)
Amortization expense	(3,336)	(3,448)	(13,652)	(14,290)
Non-GAAP Operating Expenses	$45,852	$35,355	$156,753	$117,261

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net income (loss)	$2,214	$(2,069)	$(1,504)	$(13,446)
Stock-based compensation	2,535	864	6,332	2,848
Acquisition related expenses	522	1,738	3,321	6,666
Amortization expense	7,693	7,231	29,990	28,686
Loss on extinguishment of debt	1,382	—	4,532	9,785
Provision for income taxes(1)	(3,155)	(2,557)	(11,486)	(12,477)
Non-GAAP Net Income	$11,191	$5,207	$31,185	$22,062
Net income (loss) per share:
Basic	$0.03	$(0.03)	$(0.02)	$(0.21)
Diluted	$0.03	$(0.03)	$(0.02)	$(0.21)
Weighted-average shares used in computing net income (loss) per share:
Basic	79,205	65,001	68,906	65,002
Diluted	81,132	65,001	68,906	65,002
Non-GAAP Net Income per Share
Basic	$0.14	$0.08	$0.45	$0.34
Diluted	$0.14	$0.08	$0.44	$0.34
Weighted-average shares used in computing Non-GAAP Net Income per Share:
Basic	79,205	65,001	68,906	65,002
Diluted	81,132	65,372	70,382	65,200

_____________________________________

(1) The related tax effects of the adjustments to Non-GAAP Net Income were calculated using the respective statutory tax rates for applicable jurisdictions.

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net income (loss)	$2,214	$(2,069)	$(1,504)	$(13,446)
Interest expense(1)	847	4,087	12,914	15,837
Loss on extinguishment of debt	1,382	—	4,532	9,785
(Benefit) provision for income taxes	(2,995)	4,749	(8,222)	3,375
Depreciation and amortization	8,662	7,792	32,977	30,737
Stock-based compensation expense	2,535	864	6,332	2,848
Acquisition related expense	522	1,738	3,321	6,666
Other (income) expense, net(2)	(1,130)	(708)	(363)	335
Adjusted EBITDA	$12,037	$16,453	$49,987	$56,137

______________________________________

(1) Includes amortization of debt issuance costs.

(2) Includes gains and losses from transactions denominated in a currency other than the functional currency, interest income and other income (expense).

	Year Ended December 31,
	2019	2018
Net cash provided by operating activities	$5,795	$22,886
Add:
Cash paid for interest	12,169	13,598
Less:
Purchases of property and equipment	(8,696)	(3,437)
Capitalized software development costs	(10,460)	(6,310)
Unlevered Free Cash Flow	$(1,192)	$26,737
Net cash used in investing activities	$(19,756)	$(26,661)
Net cash provided by (used in) financing activities	$(2,020)	$67,102
Cash paid for Elastic Beam compensation and bonus retention payments	$4,868	$—

Reconciliation of Unlevered Free Cash Flow Guidance for the Three Months Ended March 31, 2020 and Year Ended December 31, 2020:

	Three Months Ended March 31, 2020		Year Ended December 31, 2020
	Low	High	Low	High
Net cash provided by operating activities	$10,414	$12,439	$17,465	$21,470
Add:
Cash paid for interest	448	448	1,894	1,894
Less:
Purchases of property and equipment	(1,770)	(1,770)	(3,100)	(3,100)
Capitalized software development costs	(3,070)	(3,070)	(11,255)	(11,255)
Unlevered Free Cash Flow	$6,022	$8,047	$5,004	$9,009
Cash paid for Elastic Beam compensation and bonus retention payments	$—	$—	$4,223	$4,223

PING IDENTITY HOLDING CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
KEY BUSINESS METRICS
(In thousands)

	December 31,		Change
	2019	2018	$	%
ARR	$224,888	$183,579	$41,309	23%

Contacts

Media Contact:

Kevin Sellers

press@pingidentity.com

Investor Relations Contact:

Hugo Doetsch

Tel: 303.396.6213

investor@pingidentity.com

Source: Ping Identity